UNITED STATES

SECURITIES AND EXCHANGE COMMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2017

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 40 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☒

5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 28, 2017, at a special meeting of the shareholders of Business First Bancshares, Inc. (the “Company”), described in Item 5.07 to this Form 8-K, the shareholders of the Company approved the Articles of Amendment to the Articles of Incorporation of the Company, attached to this Form 8-K as Exhibit 3.1 (the “Amended and Restated Articles”), which amend and restate the Articles of Incorporation of the Company in their entirety. The Amended and Restated Articles (i) increase the authorized number of shares of common stock from 10,000,000 to 50,000,000, and the authorized number of shares of preferred stock from 1,000,000 to 5,000,000, (ii) implement a majority vote standard for uncontested director elections in lieu of the current plurality vote standard, and (iii) bring the Company’s Articles of Incorporation in line with industry best practices, the Louisiana Business Corporations Act, and the Amended and Restated Bylaws of the Company. The Amended and Restated Articles were previously approved by the board of directors of the Company on August 23, 2017.

The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Articles, which was filed with the Secretary of State of the State of Louisiana on September 28, 2017, and is attached hereto as Exhibit 3.1 and incorporated herein by reference.

5.07     Submission of Matters to a Vote of Security Holders

A duly called and convened special meeting of the shareholders of the Company was held on September 28, 2017, pursuant to a Notice of Special Meeting of Shareholders and Proxy Statement distributed to the Company’s shareholders of record as of August 23, 2017. The only matter of business at the meeting was a proposal to adopt Amended and Restated Articles, as described in Item 5.03 to this Form 8-K. The proposal to adopt the Amended and Restated Articles was adopted and approved by a majority of the issued and outstanding shares eligible to vote at the meeting. The final voting results were as follows:

	Voted For	Voted Against	Abstentions	Broker Nonvotes
Approval of Articles of Amendment to the Articles of Incorporation of Business First Bancshares, Inc.	3,830,644	39,145	17,563	-

9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Articles of Incorporation of Business First Bancshares, Inc., adopted September 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 2, 2017

BUSINESS FIRST BANCSHARES

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
3.1	Amended and Restated Articles of Incorporation of Business First Bancshares, Inc., adopted September 28, 2017